Current Financial Assets	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Current financial assets
8.	Current financial assets
During

the year, the Group has entered into Convertible Promissory Note Agreements with total investment of USD
10
 million (the “Notes”). The Notes have a maturity date after four months
from the commencement date and, could be extended for two additional months with a prior written consent from Swvl to the issuing parties. The Notes are convertible, on the discretion of the issuing parties to number of shares, determined based on the specific scenarios outlined in the agreements. In case the parties did not convert the Notes, by written notice to the Group five business days prior to maturity date, the notes value shall be repaid to the Group.
Break-up
of the notes is following:

In USD	Commencement date	Interest	2021	2020

Investment A	24 November 2021	1.08% p.a.	5,000,880	—
Investment B	4 December 2021	0% p.a.	5,000,000	—

			10,000,880	—